UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   October 17, 2008
A. SCHULMAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 21, 2008, A. Schulman, Inc. (the “Company”) announced earnings for the Company’s fourth quarter and fiscal year ended August 31, 2008. A copy of the press release announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On October 17, 2008, the Compensation Committee of the Board of Directors approved a cash bonus plan (the “2009 Bonus Plan”), pursuant to which certain of the Company’s executive officers will participate, including Joseph M. Gingo (President, Chief Executive Officer and Chairman of the Company) and Paul F. DeSantis (Chief Financial Officer, Vice President and Treasurer of the Company), each of whom is a named executive officer.
     The 2009 Bonus Plan sets forth target bonus amounts for each participating executive officer, expressed as a percentage of base salary, and provides for awards ranging from 50% (threshold) to 200% (maximum) of target. The target bonus awards for each of Messrs. Gingo and DeSantis under the 2009 Bonus Plan are 100% and 55%, respectively. For all other participating executive officers, target bonus amounts range from 40% to 50%.
     For Messrs. Gingo and DeSantis, 100% of each executive’s 2009 bonus opportunity will be dependent upon the Company’s consolidated worldwide performance. For all other participating executive officers, each individual’s 2009 bonus opportunity will be dependent upon either of: (1) the Company’s consolidated worldwide performance; or (2) the performance of the Company’s European segment. Pursuant to the 2009 Bonus Plan, performance will be evaluated based upon the following metrics, with each metric receiving an equal one-third (1/3) weighting: (1) Net Income; (2) Operating Income; and (3) Days of Working Capital. Under the 2009 Bonus Plan, Mr. Gingo retains authority to adjust award payouts for all directly reporting executive officers, based upon individual performance, up to 20% more than the calculated award amount or down to 0% of such award amount.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d)  Exhibits.

Exhibit Number	Description

99.1	Press Release, dated October 21, 2008, announcing earnings results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ Paul F. DeSantis
Paul F. DeSantis
Chief Financial Officer, Vice President and Treasurer

Date:  October 22, 2008